SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

 Filed by the Registrant /X/

 Filed by a Party other than the Registrant / /

 Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential,for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       FIRST SECURITYFED FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Checkbox if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                   [FIRST SECURITYFED FINANCIAL LETTERHEAD]









April 13, 1999



Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of First SecurityFed Financial, Inc., I cordially invite you to attend the 1999 Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 7:00 p.m., Chicago, Illinois time, on May 12, 1999, at the Suma Hall located at 2457
W. Chicago Avenue, Chicago, Illinois 60622.

      The attached Notice of Annual Meeting of Stockholders and Proxy Statement discusses the business to be conducted at the Meeting. We have also enclosed a copy of the Company's Annual Report to Stockholders. At the meeting we will report on the Company's operations and outlook for the year ahead.

      I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

      Thank you for your attention to this important matter.

                                          Very truly yours,

                                          /s/ Julian E. Kulas

                                          JULIAN E. KULAS
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                       FIRST SECURITYFED FINANCIAL, INC.
                           936 NORTH WESTERN AVENUE
                         CHICAGO, ILLINOIS 60622-4695



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 12, 1999


      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First SecurityFed Financial, Inc. ("First SecurityFed" or the "Company") will be held at the Suma Hall located at 2457 W. Chicago Avenue, Chicago, Illinois 60622, on May 12, 1999 at 7:00 p.m., Chicago, Illinois time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of:

      1.    The election of three directors of the Company;

      2. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending December 31, 1999; and

such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed.
Stockholders of record at the close of
business on April 8, 1999 will be entitled to vote the number of shares held of record in their names on that date.

      You are requested to fill in and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Paul Nadzikewycz

                                    PAUL NADZIKEWYCZ
                                    CHAIRMAN OF THE BOARD

Chicago, Illinois
April 13, 1999

------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
------------------------------------------------------------------------------

                                PROXY STATEMENT

                       FIRST SECURITYFED FINANCIAL, INC.
                           936 NORTH WESTERN AVENUE
                         CHICAGO, ILLINOIS 60622-4695

                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 12, 1999


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First SecurityFed Financial, Inc. ("First SecurityFed" or the "Company") to be used at the 1999 Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at the Suma Hall located at 2457 W. Chicago Avenue, Chicago, Illinois 60622, on May 12, 1999, at 7:00 p.m., Chicago, Illinois time, and at all adjournments or postponements of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about April 13, 1999. Certain of the information provided herein relates to First Security Federal Savings Bank (the "Bank"), a wholly owned subsidiary and the predecessor of the Company.

      At the Meeting, the stockholders of the Company are being asked to consider and vote upon (i) the election of three directors of the Company and
(ii) the ratification of the appointment of Crowe, Chizek and Company LLP as the Company's auditors for the fiscal year ending December 31, 1999.

VOTING RIGHTS AND PROXY INFORMATION

     All shares of common stock, par value $.01 per share, of the Company (the "Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy card and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Terry Gawryk, Secretary, First SecurityFed Financial, Inc., 936 North Western Avenue, Chicago, Illinois.

      One-third of the shares of the Common Stock eligible to vote at the meeting shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

VOTING REQUIRED FOR APPROVAL OF PROPOSALS

     Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to be voted on the election of directors. The appointment of Crowe, Chizek and Company LLP as independent auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to any proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. In all other matters, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on April 8, 1999 will be entitled to one vote for each share then held on all matters brought before the Meeting. As of that date, the Company had 5,622,098 shares of Common Stock issued and outstanding.

      The following table sets forth information as of April 8, 1999 regarding the share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock and (ii) all directors and executive officers as a group. For information regarding the beneficial ownership of Common Stock by directors and nominees of the Company, see "Proposal I - Election of Directors."

                                                           Shares    Percent
                                                        Beneficially   of
NAME AND ADDRESS OF BENEFICIAL OWNER                       OWNED      CLASS

First SecurityFed Financial, Inc. Employee                 458,151    8.15%
Stock Ownership Plan (1)
936 North Western Avenue
Chicago, Illinois 60622-4695

Thomson Horstmann & Bryant, Inc.(2)                        739,500    13.15%
Park 80 West, Plaza Two
Saddle Brook, New Jersey 07663

All directors and executive officers of the                384,617    6.84%
Corporation and the Bank as a group
(13 persons)(3)


(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 54,489 of which have been allocated to accounts of participants. First Bankers Trust, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in its discretion.

(2) As reported in an amended Schedule 13G filed with the Securities and Exchange Commission on or about January 28, 1999. Thomson Horstmann & Bryant, Inc. reported sole voting power as to 413,000 shares; shared voting power as to 27,000 shares; and sole and shared dispositive power as to 739,500 shares.

(3) Amount includes shares held directly, as well as shares held jointly with family members, retirement accounts, the Bank's profit sharing plan, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Also includes stock options exercisable with 60 days but does not include any other unvested stock options and does not include any unvested awards under the Recognition and Retention Plan.


                      PROPOSAL I - ELECTION OF DIRECTORS

GENERAL

      The Company's Board of Directors consists of nine members and is divided into three classes, with each class consisting of one-third of the Board. One-third of the directors are elected annually and are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The following table sets forth certain information, as of April 8, 1999, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected.

Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.


                                                                             SHARES OF
                                                                              COMMON
                                                                               STOCK
                          POSITION(S) HELD WITH        DIRECTOR    TERM     BENEFICIALLY  PERCENT
       NAME       AGE(1)    FIRST SECURITYHELD          SINCE     EXPIRES     OWNED(2)    OF CLASS
--------------   -------  ------------------------    ----------  -------   ------------  --------

                                NOMINEES
                                --------
Terry Gawryk        45    Director and Secretary          1981     2002        7,094        0.13%
Jaroslav H.         57    Director                        1993     2002        5,524        0.10
Sydorenko
Chrysta Wereszczak  42    Director                        1993     2002       34,393        0.61


                        DIRECTORS CONTINUING IN OFFICE
                        ------------------------------

Myron Dobrowolsky   64    Director                        1985     2000       10,471        0.19
Julian Kulas        64    Director, President and Chief   1964     2000       85,040        1.51
                          Executive Officer
Paul Nadzikewycz    60    Chairman of the Board           1973     2000       42,799        0.76

Steve Babyk         52    Director                        1993     2001       39,024        0.69

Lila Maria Bodnar   39    Director and Recording          1995     2001        5,473        0.10
                          Secretary
George Kawka        55    Director                        1986     2001       19,024        0.34


--------------------

(1)   At December 31, 1998.

(2) Amount includes shares held directly, shares held jointly with family members, shares held in the profit sharing plan and retirement accounts, and shares held in a fiduciary capacity or by certain family members with respect to which shares the group members may be deemed to have sole voting and/or investment power. Does not include any unvested stock options which are not exercisable within 60 days and does not include any unvested stock awards under the Recognition and Retention Plan.


     The business experience of each director of First SecurityFed is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     TERRY GAWRYK. Mr. Gawryk has practiced law in Chicago, Illinois since 1979.

     JAROSLAV H. SYDORENKO. Mr. Sydorenko has been a credit manager at Kanematsu USA, Inc., an import/export trading company located in Chicago, Illinois since 1985.

     CHRYSTA WERESZCZAK. Ms. Wereszczak was employed by the Unisys Corporation from 1982 to 1989 in a variety of positions, including Financial Manager and Regional Financial Analyst. She is currently involved with B&B Formica, a manufacturing business she owns with her spouse. Ms. Wereszczak is a member of the St. Nicholas School Board.

     MYRON DOBROWOLSKY. Mr. Dobrowolsky has been a construction project manager with the engineering firm of Dames and Moore, Chicago, Illinois since 1991. Previously, Mr. Dobrowolsky was an engineer with the Illinois Highway Department.

     JULIAN KULAS. Mr. Kulas has served as the President and Chief Executive Officer of the Bank since 1964. Mr. Kulas has also been engaged in the private practice of law since 1959. Mr. Kulas is extremely active in community affairs and holds a variety of positions on not-for-profit organizations. Mr. Kulas has been a Commissioner on the Chicago Commission on Human Relations since 1981.

     PAUL NADZIKEWYCZ. Mr. Nadzikewycz, a licensed podiatrist, has been a self-employed investor focusing primarily on real estate since 1987. In addition, since January 1997, Mr. Nadzikewycz has served as President and Chief Executive Officer of Oakley Assoc. Ltd., a legal software developer.

     STEVE BABYK. Mr. Babyk has worked at Union Tank Car Company since 1969 and is currently the Director of Fleet Leasing. Mr. Babyk is primarily responsible for the care and leasing of over 50,000 railroad cars in the United States, Canada and Mexico.

     LILA MARIA BODNAR. Ms. Bodnar was an accountant with the First National Bank of Chicago from 1981 to 1985 and was a manager in the accounting department of the Chicago branch of the Bank of Montreal from 1985 to 1991. Ms. Bodnar has a Masters of Business Administration from Loyola University, Chicago, Illinois.

     GEORGE KAWKA. Mr. Kawka has been a senior architectural/engineering project manager with PAL Telecom Group since 1994 and was previously a senior project manager with AIC Security Systems, all in Chicago, Illinois.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     MEETINGS AND COMMITTEES OF FIRST SECURITYFED. Meetings of First SecurityFed's Board of Directors are generally held on a quarterly basis. The Board of Directors met four times during the fiscal year ended December 31, 1998. During fiscal 1998, no incumbent director of First SecurityFed attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. Directors of the Company currently do not receive a fee for their service.

     The Board of Directors of First SecurityFed has standing Executive, Audit, Compensation and Nominating Committees.

     The Executive Committee is comprised of Directors Kulas, Nadzikewycz and Gawryk. The Executive Committee has and exercises all of the powers of the Board of Directors when such powers are required between meetings of the Board of Directors. The Executive Committee met two times in fiscal 1998.

     The Audit Committee is comprised of Directors Bodnar, Sydorenko and Wereszczak. The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' reports and services, reviews with management and the internal auditors the systems of internal control and internal audit reports to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee met two times during fiscal 1998.

     The Compensation Committee is comprised of Directors Babyk, Gawryk and Kawka. The Compensation Committee is responsible for making recommendations for the salary of the chief executive officer, and for approving the salaries of all other executive officers. This committee met one time during fiscal 1998, jointly with the Compensation Committee of the Bank.

     The entire Board of Directors acts as a Nominating Committee for the annual selection of nominees for election as directors. Pursuant to the Company's Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 70 days prior to the meeting and such written nomination must contain certain information as provided in the Company's Bylaws. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations.

     MEETINGS AND COMMITTEES OF THE BANK. The Bank's Board of Directors meets monthly and may have additional special meetings upon request of the managing officer or of three directors. The Board of Directors met thirteen times during the fiscal year ended December 31, 1998. During fiscal 1998, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served. Directors of the Bank receive a fee of $850 for each Board meeting attended and $100 for each committee meeting attended. Chairman Paul Nadzikewycz and Recording Secretary Lila Maria Bodnar each receive an additional fee of $250 per month.

     The Executive Committee provides oversight of Board-related matters in-between regularly scheduled Board Meetings. The Executive Committee is comprised of Chairman Nadziekewycz, Director Gawryk and President Kulas. This committee met approximately five times during fiscal year 1998.

     The Audit  Committee  is  comprised  of  Directors  Bodnar,  Sydorenko  and
Wereszczak. This Committee oversees and reviews the Bank's financial and internal control matters. The Audit Committee also reviews the Bank's audited financial statements with the Bank's outside auditors and the Report of Examination with the OTS examiners, either separately or with the full Board. This committee met four times in 1998.

     The Compensation Committee oversees and reviews the Bank's compensation policies and sets the compensation levels for Executive Management. This committee is comprised of Directors Gawryk, Kawka and Babyk and met four times in 1998.

      The Loan Committee is composed of Directors Dobrowolsky, Gawryk, and Babyk and Vice-President Korb. The Loan Committee reviews loan applications weekly and sets interest rates for all loan types. The Loan Committee met twenty-five times in 1998.

      The Investment Committee is composed of President Kulas, Vice President Hawryliw, Treasurer Kucewicz and Director Bodnar. This committee meets at least once a month to handle the investments for the Bank and the implementation of the Bank's strategy as it relates to interest rate risk and reinvestment options. The Investment Committee met twelve times in 1998.

EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation accrued for services in all capacities to the Company and its affiliates for the fiscal year ended December 31, 1998 for the Company's President and Chief Executive Officer. No other executive officer's aggregate annual compensation (salary plus bonus) exceeded $100,000 in fiscal 1998.


                           SUMMARY COMPENSATION TABLE
                                                                             LONG TERM
                                      ANNUAL COMPENSATION                   COMPENSATION
                                                                               AWARDS
                                --------------------------------    -------------------------
                                                     OTHER ANNUAL     RESTRICTED
 NAME AND PRINCIPAL                                  COMPENSATION       STOCK         OPTIONS     ALL OTHER
       POSITION           YEAR  SALARY($)  BONUS($)      ($)          AWARD($)(1)     SARS(#)   COMPENSATION($)
----------------------    ----  ---------  -------   ------------   -------------    --------   ---------------


Julian E. Kulas           1998  $137,880   $5,745      $10,200      $1,069,367       160,200      $29,774(2)
President, Chief          1997   132,206    5,745        9,000             ---           ---       30,000
Executive Officer         1996   127,966    5,419        7,800             ---           ---       22,240
 and Director


-------------------------

(1) Represents the dollar value of the award of restricted stock based upon the $16.688 closing price on May 6, 1998, the date of grant. The shares of restricted stock will vest in five equal annual installments beginning one year from the date of grant. Dividends are paid on the restricted shares to the extent and on the same date as dividends that are paid on all other outstanding shares of Common Stock. Based on the $13.00 closing price per share of the Common Stock on December 31, 1998, the 64,080 restricted shares held by Mr. Kulas had an aggregate market value of $833,040.

(2) Consists of ESOP allocations of $29,774.

     The following table sets forth certain information concerning stock options granted to Mr. Kulas in 1998 pursuant to the 1998 Stock Option and Incentive Plan. There were no stock appreciation rights granted in 1998.


                        OPTION GRANTS IN LAST FISCAL YEAR
                                                                             POTENTIAL REALIZABLE
                                                                               VALUE AT ASSUMED
                                                                            ANNUAL RATES OF STOCK
                                                                              PRICE APPRECIATION
                       INDIVIDUAL GRANTS                                       FOR OPTION TERM
---------------------------------------------------------------------     -------------------------
                      NUMBER OF   % OF TOTAL
                     SECURITIES     OPTIONS
                     UNDERLYING   GRANTED TO    EXERCISE
                       OPTIONS    EMPLOYEES     OR BASE
                       GRANTED    IN FISCAL      PRICE      EXPIRATION
NAME                    (#)(1)       YEAR        ($/SH)        DATE         5%($)           10%($)
-----------------   ------------  ----------    ---------   ----------    ---------      ----------


Julian E. Kulas       160,200       30.87%       $16.888     05/06/08     $1,681,298     $4,260,739


--------------------------


(1) Options granted on May 6, 1998, which options vest in five equal annual installments beginning one year from the date of grant.


     The following table sets forth certain information concerning the number and value of unexercised stock options held by Mr. Kulas at December 31, 1998.


      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                  SHARES        VALUE       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                 ACQUIRED ON   REALIZED      OPTIONS AT FY-END (#)            AT FY-END ($)(1)
      NAME       EXERCISE (#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------  ------------  ---------   -----------   -------------   ------------  -------------


Julian E. Kulas      ---          ---           ---        160,200         $---          $---


-------------------

(1) None of the options granted to Mr. Kulas are in-the-money options based upon the fair market value of the underlying shares at December 31, 1998.


     EMPLOYMENT AGREEMENT. The Bank has entered into an employment agreement with President Kulas providing for an initial term of three years. Mr. Kulas' employment agreement provides for an annual base salary in an amount not less than his current salary and provides for an annual extension subject to the performance of an annual formal evaluation by the Board of Directors of the Bank. The agreement also provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreement is terminable by the employee upon 90 days' notice to the Bank.

     The employment agreement provides for payment to Mr. Kulas of an amount equal to 299% of his five-year annual average base compensation, in the event there is a "change in control" of the Bank where employment involuntarily terminates in connection with such change in control, as defined, or within twelve months thereafter. The agreement also provides for the continued health coverage for the remainder of the term of his contract should he be involuntarily terminated in the event of change in control. If the employment of Mr. Kulas had been terminated as of December 31, 1998 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $368,751.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

     The Company's Compensation Committee has responsibility for reviewing the compensation policies and plans for the Bank and its affiliates. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Bank and to build stockholder value through appreciation in the Company's Common Stock price.

     One of the Committee's primary objectives in the compensation area is to develop and maintain compensation plans which provide the Bank with the means of attracting and retaining quality executives at competitive compensation levels and to implement compensation plans which seek to motivate executives to perform to the full extent of their abilities and which seek to enhance stockholder value by aligning closely the financial interests of the Company's executives with those of its stockholders. In determining compensation levels, plans and adjustments, the Committee takes into account, among other things, compensation reviews made by third parties each year. These studies are used to compare the compensation levels of Bank personnel to those of personnel at other local financial institutions.

     With respect to Mr. Kulas's base salary in the fiscal year ended December 31, 1998, the Committee took into account a comparison of salaries of chief executive officers of local financial institutions. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys. Mr. Kulas's base salary for fiscal year 1998 was increased from the level set by the Committee for fiscal year 1997 because it was the judgment of the Committee that the competitive salary data indicated that Mr. Kulas's base salary was lower than his peers. The Committee also determined, based on the Bank's success in strengthening its lending volume as well as continued progress in executing the Bank's business plan, the implementation of cost reduction measures and recognition of the improvement in performance by the Bank, to award Mr. Kulas a cash bonus of $5,745.

     In connection with the mutual to stock conversion, the Bank and the Company have an Employee Stock Ownership Plan; additionally, the Company has a stock option and incentive plan and a recognition and retention plan. Equity-based compensation provides a long-term alignment of interests and results achieved for stockholders with the compensation rewards provided to executive officers by providing those executives and others on whom the continued success of the Company most depends with a proprietary interest in the Company.

     Through the compensation programs described above, a significant portion of the Bank's executive compensation is linked directly to individual and corporate performance. The Committee will continue to review all elements of compensation to assure that the compensation objectives and plans meet the Company's business objectives and philosophy of linking executive compensation to stockholder interests of corporate performance as discussed above.

     In 1993, Congress amended the Internal Revenue Code to add Section 162(m) to limit the corporate deduction for compensation paid to a corporation's five most highly compensated officers to $1.0 million per executive per year, with certain exemptions. The Committee carefully reviewed the impact of this legislation on the cost of the Bank's current executive compensation plans.
Under the legislation and regulations adopted thereunder, it is not expected that any portion of the Company's (or Bank's) deduction for employee remuneration will be non-deductible in fiscal 1998 or in future years by reason of compensation awards granted. The Committee intends to review the Company's (and Bank's) executive compensation policies on an ongoing basis, and propose appropriate modifications, if the Committee deems them necessary, with a view toward avoiding or minimizing any disallowance of tax deductions under Section 162(m).

     The foregoing report is furnished by the Compensation Committee of the Board of Directors:


Steve Babyk                    Terry Gawryk               George Kawka

STOCK PERFORMANCE PRESENTATION

     The line graph below compares the cumulative total stockholder return on the Company's Common Stock to the cumulative total return of the Nasdaq Market Index and the SNL Thrift Index for the period October 31, 1997, through December 31, 1998. In accordance with applicable rules of the Securities and Exchange Commission (the "SEC"), one bar of the graph assumes that $100 was invested in the Company's Common Stock at $15.063 per share, the closing price on October 31, 1997, the initial day of trading. Another bar in the graph assumes that $100.00 was invested in the Company's Common Stock at the initial offering price of $10.00 per share. The Company completed its initial public offering of the Common Stock on October 30, 1997.

                              [BAR GRAPH OMITTED]


     The table below sets forth the cumulative value of a $100 investment in the Company's Common Stock at the initial offering price and at the closing price on the first day of trading and the cumulative value of a $100 investment in the indicated stock indices as of October 31, 1997.


                               10/31/1997     12/31/1997    12/31/1998
                               ----------     ----------    ----------
First SecurityFed:
   At the closing price on
   October 31, 1997........      $100.00        $104.56      $  86.76
   At the initial
   offering price on
   October 30, 1997........       100.00         157.50        130.70
   SNL Securities Thrift
   Index...................       100.00         109.79         96.25
   NASDAQ Market Index.....       100.00          98.77        139.30

CERTAIN TRANSACTIONS

     The Bank follows a policy of granting loans to the Bank's directors, officers and employees. The loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time (except that the underwriting fee is waived), in accordance with the Bank's underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans to directors and executive officers cannot exceed 5% of the Bank's capital and unimpaired surplus, whichever is greater, unless a majority of the Board of Directors approves the credit in advance and the individual requesting the credit abstains from voting. Loans to all directors and executive officers and their associates, including outstanding balances and commitments totaled $181,000 at December 31, 1998. There were no loans to any single director, executive officer or their affiliates made at preferential rates or terms which in the aggregate exceeded $60,000 during the three most recent fiscal years.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Company's independent auditors are Crowe, Chizek & Company, LLP, independent certified public accountants. At the Meeting, the stockholders will consider and vote on the ratification of the appointment of independent auditors for the Company's fiscal year ending December 31, 1999. The Board of Directors has appointed Crowe, Chizek & Company, LLP to be its auditors, subject to ratification by the Company's stockholders.

     Representatives of Crowe, Chizek & Company, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices, 936 North Western Avenue, Chicago, Illinois 60622, no later than December 14, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 936 North Western Avenue, Chicago, Illinois 60622 by March 13, 2000; provided, however, that in the event that the date of the annual meeting is held before April 21, 2000, or after July 21, 2000, the shareholder proposal must be received not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All shareholder proposals must also comply with the Company's bylaws and Delaware law.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock (or any other equity securities, of which there is none), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that Myron Dobrowolsky inadvertently failed to file a Form 4 to report one transaction. Mr. Dobrowolsky reported the transaction on a Form 5 dated February 12, 1999.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Bank may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                 REVOCABLE PROXY


                        FIRST SECURITYFED FINANCIAL, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 1999

     The undersigned hereby appoints the Board of Directors of First SecurityFed Financial, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Suma Hall located at 2457 W. Chicago Avenue, Chicago, Illinois on May 12, 1999 at 7:00 p.m., and at any and all adjournments and postponements thereof.

     1.   The election as directors of all nominees listed below:

                       /  /   FOR      /   /  VOTE WITHHELD

      INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL  NOMINEE,  STRIKE A
                    LINE IN THAT NOMINEE'S NAME IN THE LIST BELOW.

      TERRY GAWRYK           JAROSLAV H. SYDORENKO          CHRYSTA WERESZCZAK



     2. Ratification of the appointment of Crowe, Chizek and Company, LLP as auditors for the fiscal year ending December 31, 1999

                      /   /    FOR    /   /  AGAINST    /   /  ABSTAIN


     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.


     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD NOMINEES AND THE RATIFICATION OF THE OTHER PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     "FOR" EACH OF THE LISTED PROPOSITIONS.

                                  (Continued and to be SIGNED on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement dated April 13, 1999 and an Annual Report to Stockholders.


                                    Dated:               , 1999
                                           --------------



                                    -------------------------------
                                    Signature of Stockholder



                                    -------------------------------
                                    Signature of Stockholder


                                    Please sign  exactly as your name(s)
                                    appear(s) to the left.  When signing as
                                    attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                              POSTAGE-PAID ENVELOPE